Exhibit 99.1

GSR V ACQUISITION CORP.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of GSR V Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of GSR V Acquisition Corp. (the Company) as of May 15, 2026, and the related notes to the financial statement (collectively referred to as the financial statement). In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of the Company as of May 15, 2026 in accordance with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statement has been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statement, the Company has limited cash and will continue to incur significant costs in pursuit of a business combination, that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a Public Accounting Firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2026.

/s/ Adeptus Partners, LLC

PCAOB: 3686

Ocean, New Jersey

May 21, 2026

GSR V ACQUISITION CORP.
BALANCE SHEET

MAY 15, 2026

Assets
Current Assets:
Cash	$2,245,000
Total Current assets	2,245,000
Non-Current Assets:
Cash held in Trust Account	230,000,000
Total Assets	$232,245,000

Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit
Current Liabilities:
Accounts payable and accrued expenses	$332,612
Total Current Liabilities	332,612
Non-Current Liabilities:
Deferred underwriting commissions – related party	9,200,000
Total Liabilities	9,532,612

Commitments and Contingencies (Note 6)
Class A ordinary shares, $0.0001 par value; 23,000,000 shares subject to possible redemption at $10 per share	230,000,000

Shareholders’ Deficit
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 671,000 shares issued and outstanding (excluding 23,000,000 shares subject to possible redemption)	67
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 6,750,000 shares issued and outstanding	675
Additional paid-in capital	-
Private placement unit receivable	(8,699)
Accumulated deficit	(7,279,655)
Total Shareholders’ Deficit	(7,287,612)
Total liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit	$232,245,000

The accompanying notes are an integral part of this financial statement.

GSR V ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENT

MAY 15, 2026

NOTE 1: DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

GSR V Acquisition Corp. (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on July 23, 2025. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities that the Company has not yet identified (“Business Combination”).

As of May 15, 2026, the Company had not yet commenced operations. All activity for the period from July 23, 2025 (inception) through May 15, 2026 relates to the Company’s formation and the Initial Public Offering (as defined below). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering and Private Placement (defined below) held in the Trust Account (as defined below). The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on May 13, 2026. On May 15, 2026, the Company consummated the Initial Public Offering of 23,000,000 units including 3,000,000 additional public units as the underwriters’ over-allotment option was exercised in full (the “Units” and, with respect to the shares of Class A ordinary shares included in the Units being offered, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $230,000,000 (see Note 3).

Simultaneously with the consummation of the Initial Public Offering and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 671,000 units including 52,500 additional private placement units as the underwriters’ over-allotment option was exercised in full (the “Private Placement Units”) to GSR V Sponsor LLC (the “Sponsor”) and the underwriters, at a price of $10.00 per Private Placement Unit, generating total proceeds of $6,710,000 (see Note 4). Out of the aggregate amount of $6,710,000, the amount of $5,400,000 from the sale of the Private Placement Units were added to the net proceeds from the Initial Public Offering held in the Trust Account, $1,301,301 was used to pay certain costs, and the balance of $8,699 is receivable from the Sponsor, which is presented as an increase to shareholders’ deficit.

Transaction costs amounted to $13,882,301, consisting of $4,025,000 of cash underwriting fees, $9,200,000 of deferred underwriting commissions which will be paid on the consummation of the initial Business Combination, and $657,301 of other offering costs, which includes $280,000 of additional fees paid to the parent of the lead underwriter. The lead underwriter and its parent are related parties (see Note 6).

Upon the closing of the Initial Public Offering and the Private Placement, $230,000,000 ($10.00 per Unit) of the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement were placed in a trust account (the “Trust Account”) with Odyssey Transfer and Trust Company acting as trustee and invested only in in either (i) U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, (ii) as uninvested cash, or (iii) an interest or non-interest bearing bank demand deposit account or other accounts at a bank. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of an initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend the amended and restated memorandum and articles of association (A) to modify the substance or timing of the obligation to offer redemption rights in connection with any proposed initial Business Combination or certain amendments to the amended and restated memorandum and articles of association prior thereto or to redeem 100% of the Public Shares if the Company does not complete the initial Business Combination within the completion window; or (B) with respect to any other material provision relating to shareholders’ rights or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the completion window, from the closing of Initial Public Offering, return of the funds held in the Trust Account to public shareholders as part of redemption of the Public Shares.

The Nasdaq listing rules require that the initial Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the assets held in the Trust Account (net of permitted withdrawals and excluding the deferred underwriting commissions). Management may, however, structure an initial Business Combination such that the post-transaction company owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons, but will only complete such Business Combination if the post-transaction company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Company is required to provide its public shareholders with the opportunity to redeem, regardless of whether they abstain, vote for, or against, the initial Business Combination, all or a portion of their Public Shares upon the completion of the initial Business Combination either (1) in connection with a general meeting called to approve the Business Combination or (2) by means of a tender offer.

All of the Class A ordinary shares sold as part of the units in this offering contain a redemption feature which allows for the redemption of such Public Shares in connection with liquidation, if there is a shareholder vote or tender offer in connection with initial Business Combination and in connection with certain amendments to second amended and restated memorandum and articles of association. In accordance with SEC guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of a company require ordinary shares subject to redemption to be classified outside of permanent equity. Accordingly, all of the Public Shares were presented as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. Given that the Class A ordinary shares sold as part of the units in the offering were issued with other freestanding instruments, the initial carrying value of Class A ordinary shares classified as temporary equity were the allocated proceeds determined in accordance with ASC 470-20. The resulting discount to the initial carrying value of temporary equity were accreted upon the closing of this offering such that the carrying value was equal the redemption value on such date. The accretion or remeasurement is recognized as a reduction to retained earnings, or in the absence of retained earnings, additional paid-in capital. Accretion associated with the redeemable Class A ordinary shares is excluded from earnings per share as the redemption value approximates fair value.

Each public shareholder may elect to redeem their Public Shares without voting and, if they do vote, irrespective of whether they vote for or against the proposed transaction. In addition, initial shareholders, directors and officers have entered into a letter agreement, pursuant to which they have agreed to waive their redemption rights with respect to any Founder Shares (as defined below) and Public Shares held by them in connection with the completion of a Business Combination.

Notwithstanding the foregoing redemption rights, the Company’s amended and restated memorandum and articles of association provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), is restricted from redeeming its shares with respect to more than an aggregate of 15% of the shares sold in this offering, without the prior consent of the Company.

If the Company is unable to complete an initial Business Combination within the 18 or 21-month period after the closing of the Initial Public Offering (the “Completion Window”), it may seek an amendment to amended and restated memorandum and articles of association to extend the period of time to complete an initial Business Combination beyond 21 months. The Company’s amended and restated memorandum and articles of association requires at least a special resolution of shareholders as a matter of Cayman Islands law, meaning that such an amendment be approved by at least two-thirds of ordinary shares who, being entitled to do so, attend and vote (either in person or by proxy) at a general meeting of the company. If the Company seeks shareholder approval to extend beyond the 21-month period in which to complete an initial Business Combination to a later date, the Company is required to offer public shareholders the right to have their public ordinary shares redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest (less permitted withdrawals and up to $100,000 of interest to pay dissolution expenses). There are no limitations to the number of times that the Company may seek shareholder approval or that shareholders may approve to extend beyond the 21-month period in which to complete a Business Combination at a later date. If the initial Business Combination is not completed within the Completion Window, the membership interests of the Sponsor become worthless.

Going Concern Consideration

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” we have determined that mandatory liquidation, should we not complete a Business Combination and an extension of our deadline to do so not be approved by the shareholders of the Company, and potential subsequent dissolution and the liquidity issue raise substantial doubt about the Company’s ability to continue as a going concern if it does not complete a Business Combination.

As of May 15, 2026, the Company had $2,245,000 in its operating bank account and a working capital surplus of $1,912,388. The Company has incurred and expects to continue to incur significant costs as a publicly traded company, to evaluate business opportunities, and to close on a Business Combination. Such costs will be incurred prior to generating any operating revenues. These factors also raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statement is issued.

Management plans to complete a Business Combination before the mandatory liquidation date and anticipates that the Company will have sufficient liquidity to fund its operations until then. However, there can be no assurance that we will be able to consummate a Business Combination within the Completion Window or that liquidity will be sufficient to fund operations. The financial statement does not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Risks and Uncertainties

Management continues to evaluate the impact of significant global events such as the Russia/Ukraine and Israel/Palestine conflicts and military conflicts between the United States, Israel and Iran and others in the Middle East, and Southwest Asia or other armed hostilities, on the industry and has concluded that while it is reasonably possible that these could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of this financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make a comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $2,245,000 in cash and no cash equivalents as of May 15, 2026.

Cash Held in Trust Account

As of May 15, 2026, the Company had $230,000,000 in cash held in the Trust Account, which was measured at fair value under Level 1 in the fair value hierarchy.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation (“FDIC”) coverage limit of $250,000 and cash and investments held in the Trust Account with a financial institution, which, at times, may exceed the Securities Investor Protection Corporation (“SIPC”) coverage limit of $500,000, including a $250,000 limit for cash. As of May 15, 2026, cash held in excess of the FDIC limit was $1,995,000. As of May 15, 2026, cash held in the Trust Account in excess of the SIPC limit was $229,750,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Offering Costs Associated with the Initial Public Offering

Offering costs consist of legal, administrative, and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Offering costs were allocated to the Public Rights and Private Placement Units issued in the Initial Public Offering on a relative fair value basis, compared to total proceeds received. Offering costs associated with the Class A ordinary shares were charged against the carrying value of Class A ordinary shares subject to possible redemption upon the completion of the Initial Public Offering.

Income Taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of May 15, 2026. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

There is currently no taxation imposed on income by the government of the Cayman Islands. In accordance with Cayman Islands federal income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Class A Redeemable Share Classification

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with ASC 480-10-S99, the Company classifies Public Shares subject to redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit.

Accordingly, on May 15, 2026, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet, as reconciled in the following table:

Gross proceeds	$230,000,000
Less: Proceeds allocated to public rights	(16,428,570)
Less: Issuance costs allocated to Class A ordinary shares subject to possible redemption	(12,873,752)
Add: Remeasurement of carrying value to redemption value	29,302,322
Class A ordinary shares subject to possible redemption, May 15, 2026	$230,000,000

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 3: INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 23,000,000 Units (including underwriters’ over-allotment exercise of 3,000,000 Units) at a purchase price of $10.00 per Unit, generating gross proceeds of $230,000,000 to the Company, of which $224,600,000 was placed in the Trust Account. Each Unit consists of one Class A ordinary share and one-seventh (1/7th) of one public right (“Public Right”). Each whole right represents the right to receive one Class A ordinary share upon the consummation of an initial Business Combination. No fractional rights will be issued upon separation of the Units and only whole rights will trade. The underwriters have exercised their over-allotment option on consummation of the Initial Public offering to purchase 3,000,000 additional Units to cover over-allotments. A total of 3,285,714 Public Rights were issued with an aggregate fair value of $16,428,570 ($5.00 per Public Right based on methodology in Note 8). Offering costs allocated to the Units issued in the Initial Public Offering totaled $13,863,636, of which $12,873,752 was allocated to the Public Shares and $989,844 was allocated to the Public Rights.

NOTE 4: PRIVATE PLACEMENT

Simultaneously with the consummation of the Initial Public Offering and the sale of the Units, the Company consummated the Private Placement of 671,000 units (including underwriters’ over-allotment exercise of 52,500 units) to the Sponsor and the underwriters at a price of $10.00 per Private Placement Unit, generating total proceeds of $6,710,000, of which $5,400,000 was placed in the Trust Account, $1,301,301 was used to pay certain costs, and the balance of $8,699 is receivable from the Sponsor, which is presented as an increase to shareholders’ deficit. Each Private Placement Unit entitles the holder thereof to one Class A ordinary share and one-seventh (1/7th) of one private right (“Private Placement Right”) to receive one Class A ordinary share upon the consummation of an initial Business Combination. The Sponsor received 550,000 Private Placement Units for gross proceeds of $5,500,000, including 78,571 Private Placement Rights valued at $392,855 ($5.00 per Private Placement Right based on methodology in Note 8). The underwriters received 121,000 Private Placement Units for gross proceeds of $1,210,000, including 17,286 Private Placement Rights valued at $86,430 ($5.00 per Private Placement Right based on methodology in Note 8). Offering costs allocated to the Private Placement Units totaled $18,665.

The Private Placement Units have terms and provisions that are identical to the Units sold as part of the Initial Public Offering. The Private Placement Units (including any Private Placement Shares, any Private Placement Rights and any Class A ordinary shares underlying the Private Placement Rights) are not transferable, assignable or saleable until 30 days after the completion of an initial Business Combination except pursuant to limited exceptions.

NOTE 5: RELATED PARTY TRANSACTIONS

Founder Shares

On September 15, 2025, GSR V Sponsor LLC (the “Sponsor”) paid $25,000 to cover certain offering costs of the Company in consideration for 6,500,000 Class B ordinary shares of the Company (“Founder Shares”), which were issued on August 20, 2025. On April 27, 2026, the Company authorized a stock split in a 1.03-for-one ratio, resulting in GSR Sponsor holding 6,750,000 Class B ordinary shares. The Founder Shares represent 20.0% of the Company’s issued and outstanding ordinary shares upon the consummation of the Initial Public Offering as the over-allotment option was exercised in full by the underwriters.

On May 12, 2026, the Sponsor transferred 60,000 Founder Shares to the three independent directors (20,000 Founder Shares per director) of the Company, at a price of $0.0037037 per share. Each buyer paid $74.07 for an aggregate purchase price of $222.21 in consideration of the assignment of shares. If the director ceases to be a director of the Company for any reason before the consummation of the Business Combination, at the Sponsor’s election, it will either repurchase the shares at the purchase price or forfeit the shares back to the Company for no consideration. The Founder Shares will automatically convert into shares of Class A ordinary shares at the time of the Business Combination on a one-for-one basis, subject to adjustment as described in the Company’s certificate of incorporation.

The sale of the Founder Shares to the Company’s directors by the Sponsor is in the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The fair value of the 60,000 shares granted to the Company’s directors was $5.00 per share or $300,000 in the aggregate.

The Founder Shares were granted subject to a performance condition (i.e., the occurrence of a Business Combination). Compensation expense related to the Founders Shares is recognized only when the performance condition is probable of occurrence under the applicable accounting literature in this circumstance. Stock-based compensation would be recognized at the date a Business Combination is considered probable (i.e., upon consummation of a Business Combination) in an amount equal to the number of Founders Shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the purchase of the Founder Shares.

Administrative Services Agreement

Commencing on May 15, 2026, the Company entered into an agreement to pay the Sponsor a total of up to $55,556 per month for office space and administrative and support services. Upon completion of a Business Combination or its liquidation, the Company will cease paying these monthly fees.

Due to Related Party

The Sponsor pays certain costs on behalf of the Company, with such amounts reflected as due to related party. These amounts are due on demand and non-interest bearing. During the period from March 1, 2026 through May 15, 2026, the Sponsor paid certain costs totaling $91,301 on behalf of the Company. Upon the closing of the Initial Public Offering, the Company repaid the outstanding balance of $91,301 due to related party from the proceeds not held in the Trust Account, resulting in no balances due to related party as of May 15, 2026.

Working Capital Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, members of the Company’s founding team or any of their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lenders’ discretion, up to $1,500,000 of such Working Capital Loans may be convertible into private placement units at a price of $10.00 per unit. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of May 15, 2026, the Company had no outstanding Working Capital Loans.

NOTE 6: COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of (i) the Founder Shares (including the underlying Class A ordinary shares issuable upon the conversion of the Founder Shares) and (ii) Private Placement Units, including any Private Placement Units that may be issued upon conversion of working capital loans (including any private placement shares, private placement rights and any Class A ordinary shares underlying the private placement rights) will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the Initial Public Offering requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to Class A ordinary shares). With the exception of the Sponsor and the Private Placement Units it purchases in connection with the Initial Public Offering, the holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, and as excepted above, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s completion of its initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement will provide that the Company will not be required to effect or permit any registration or cause any registration statement to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement – Related Party

On May 15, 2026, the underwriters exercised their over-allotment option in full to purchase 3,000,000 additional Units at the Initial Public Offering price, less the underwriting discounts and commissions.

SPAC Advisory Partners LLC dba Polaris Advisory Partners LLC (“Polaris”) was the lead underwriter on the Initial Public Offering. Polaris is a related party, as the management team of Polaris is the same as that of the Company.

Polaris was entitled to cash underwriting fees of $0.175 per Unit, or $4,025,000 in the aggregate, paid upon the closing of the Initial Public Offering. In addition, Polaris is entitled to deferred underwriting commissions of $0.40 per Unit, or $9,200,000 in the aggregate. The deferred underwriting commissions will become payable to Polaris from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. In addition to the cash and deferred underwriting fees, the Company paid $280,000 of additional fees to Kingswood Capital Partners LLC (“Kingswood”), who served as broker-dealer and is a related party of the Company as the parent of Polaris.

NOTE 7: SHAREHOLDERS’ DEFICIT

Preference Shares — The Company is authorized to issue 1,000,000 preference shares, par value $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of May 15, 2026, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue 200,000,000 Class A ordinary share with a par value of $0.0001 per share. As of May 15, 2026, there were 671,000 Class A ordinary shares issued and outstanding, excluding 23,000,000 Class A ordinary shares subject to possible redemption.

Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. As of May 15, 2026, there were 6,750,000 Class B ordinary shares issued and outstanding.

Upon incorporation on July 23, 2025, the Company issued one Class B ordinary share (the “Initial Share”) with a par value of $0.0001 to AGS Nominees 1 Limited (designee of the Company’s Cayman Islands legal counsel), which was immediately transferred to the Sponsor on July 23, 2025. On August 20, 2025, the Initial Share was surrendered upon the issuance of the Founder Shares to the Sponsor (see Note 5).

Holders of the Class B ordinary shares will have the right to appoint all the Company’s directors prior to an initial Business Combination. On any other matter submitted to a vote of the Company’s shareholders, holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class, except as required by law or share exchange rule; provided, that the holders of Class B ordinary shares will be entitled to vote as a separate class to increase the authorized number of Class B ordinary shares. Each share of ordinary share will have one vote on all such matters.

The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of the initial Business Combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like and will not have any redemption rights or be entitled to liquidating distributions if we do not consummate an initial Business Combination.

Rights — On May 15, 2026, 3,285,714 Public Rights and 95,857 Private Placement Rights were issued as part of the Initial Public Offering and Private Placement, respectively.

The gross proceeds of the Initial Public Offering were allocated to the Public Rights based on relative value, with $16,428,570 recorded in shareholders’ deficit related to the Public Rights on May 15, 2026. The rights are not remeasured to fair value on a recurring basis.

As of May 15, 2026, there were 3,285,714 Public Rights and 95,857 Private Placement Rights outstanding. Each holder of one right will receive one Class A ordinary share upon the consummation of the initial Business Combination, whether or not the Company will be the surviving entity, even if the holder of a Public Right converted all Class A ordinary shares held by them or it in connection with the initial Business Combination or an amendment to the Company’s memorandum and articles of association with respect to Company’s pre-business combination activities. In the event the Company will not be the survivor upon completion of the initial Business Combination, each holder of rights will be required to affirmatively convert their rights in order to receive the Class A ordinary shares underlying the rights (without paying any additional consideration) upon consummation of the Business Combination. The Company will not issue fractional Class A ordinary shares in connection with an exchange of rights. Fractional Class A ordinary shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman Islands law. If the Company is unable to complete an initial Business Combination within the Completion Window and the Company redeems the Public Shares from the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless.

NOTE 8: FAIR VALUE MEASUREMENTS

As of May 15, 2026, the Company had $230,000,000 in cash held in the Trust Account, which was measured at fair value under Level 1 in the fair value hierarchy.

The fair value of the Public Rights and Private Placement Rights was measured under Level 3 in the fair value hierarchy as of May 15, 2026. The expected term of the right was based on the actual term of the right in the event of a successful Business Combination. The probability of an initial Business combination was based on historical data from special purpose acquisition companies (“SPACs”) that have successfully completed an initial public offering and then gone on to complete a Business Combination. The volatility is based on historical volatility of comparable publicly traded SPACs.

The Public Rights have been classified within shareholders’ equity and will not require remeasurement after issuance.

The market assumptions used to determine fair value are as follows:

As of May 15, 2026
Market adjustment(1)	50.0%

(1)	Includes probability of an initial Business Combination and other factors.

NOTE 9: SEGMENT INFORMATION

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s chief operating decision maker (“CODM”) has been identified as the Co-Chief Executive Officers, who collectively review the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one operating segment.

When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics, which include general and administrative expenses and interest and dividends earned on cash and investments held in Trust Account.

The key measure of segment profit or loss reviewed by our CODM is net income or loss, which is comprised of interest and dividends earned on cash and investments held in Trust Account and general and administrative expenses. Net income or loss is reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete a Business Combination within the Completion Window. The CODM reviews interest and dividends earned on cash and investments held in Trust Account to measure and monitor shareholder value and determine the most effective strategy of investment with the Trust Account funds while maintaining compliance with the trust agreement. The CODM reviews general and administrative expenses to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and the budget.

NOTE 10: SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.